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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: October 7, 2004
              (Date of Earliest Event Reported: September 30, 2004)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                           1-14365                    76-0568816
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                      Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

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Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2004, we completed the previously announced sale of our ownership interests in GulfTerra Energy Partners, L.P. ("GulfTerra") and nine processing plants in South Texas to affiliates of Enterprise Products Partners, L.P. ("Enterprise"). The sales were completed in connection with the closing of the merger between GulfTerra and Enterprise. This Current Report on Form 8-K is being filed to provide the pro-forma financial impacts of the sale on our historical financial statements for the year ended December 31, 2003. We will file an additional report on Form 8-K to provide the additional pro-forma financial information on the sale when we file our Form 10-Q for the six months ended June 30, 2004.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

b. Unaudited Pro Forma Financial Statements

         The accompanying unaudited pro forma financial statements are based on our historical consolidated financial statements as of and for the year ended December 31, 2003, adjusted for the effects of the sale of our interests in GulfTerra and the processing plants described above. The unaudited pro forma balance sheet as of December 31, 2003, assumes these dispositions occurred on the balance sheet date. The unaudited pro forma statement of income for the year ended December 31, 2003, assumes these dispositions occurred on January 1, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2003 and should not be construed to be indicative of future results or results that actually would have occurred had the transactions occurred at the dates presented. In addition, these pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not made any assumptions or adjustments for possible increases or decreases in distributions by GulfTerra Energy Partners or assumed any cost savings or synergies that might occur related to these transactions.


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                              EL PASO CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2003
                                 (In millions)

                                                               EL PASO        PRO FORMA
                                                              HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                              ----------      -----------       ---------
                    ASSETS
Current assets
     Cash and cash equivalents                                 $  1,429        $ 1,010 (a)       $  2,439
     Accounts and notes receivable, net                           2,492                             2,492
     Assets held for sale                                         1,139           (150)(a)            989
     Other                                                        3,862             (3)(a)          3,859
                                                               --------        -------           --------
          Total current assets                                    8,922            857              9,779
                                                               --------        -------           --------
Property, plant and equipment, net                               18,594             --             18,594

Other assets
     Investments in unconsolidated affiliates                     3,551             65 (a)
                                                                                  (418)(a)          3,198
     Other                                                        6,017           (660)(a)          5,357
                                                               --------        -------           --------
          Total assets                                         $ 37,084        $  (156)          $ 36,928
                                                               ========        =======           ========

          LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                          $  2,055                          $  2,055
     Short-term financing obligations, including
       current maturities                                         1,457                             1,457
     Liabilities related to assets held for sale                    236                               236
     Other                                                        3,326             (3)(a)          3,312
                                                                                   (11)(a)
                                                               --------        -------           --------
          Total current liabilities                               7,074            (14)             7,060
                                                               --------        -------           --------
Long-term debt                                                   20,275                            20,275
                                                               --------        -------           --------
Other liabilities
     Deferred income taxes                                        1,571            147 (a)          1,718
     Other                                                        3,243            (79)(a)          3,162
                                                                                    (2)(a)
                                                               --------        -------           --------
                                                                  4,814             66              4,880
                                                               --------        -------           --------
Commitments and contingencies

Securities of subsidiaries                                          447            (84)(a)            363
                                                               --------        -------           --------
                                                                    447            (84)               363
                                                               --------        -------           --------
Stockholders' equity
     Common stock                                                 1,917                             1,917
     Additional paid-in capital                                   4,576                             4,576
     Retained earnings                                           (1,785)          (124)(a)         (1,909)
     Other                                                         (234)                             (234)
                                                               --------        -------           --------
          Total stockholders' equity                              4,474           (124)             4,350
                                                               --------        -------           --------
          Total liabilities & stockholders' equity             $ 37,084        $  (156)          $ 36,928
                                                               ========        =======           ========

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

                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (In millions)

                                                                      EL PASO          PRO FORMA
                                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                     ----------       -----------       ---------
Operating revenues                                                    $ 6,711           $ (782)(b)       $ 5,929
                                                                      -------           ------           -------
Operating expenses
  Cost of products and services                                         1,787             (617)(b)         1,170
  Operation and maintenance                                             2,017              (17)(b)         2,000
  Depreciation, depletion and amortization                              1,207              (12)(b)         1,195
  Ceiling test charges                                                     76                                 76
  Loss on long-lived assets                                               949             (166)(b)           783
  Western Energy Settlement                                               104                                104
  Taxes, other than income taxes                                          296                                296
                                                                      -------           ------           -------
                                                                        6,436             (812)            5,624
                                                                      -------           ------           -------
Operating income (loss)                                                   275               30               305
                                                                      -------           ------           -------
                                                                                                               -
Earnings (losses) from unconsolidated affiliates                          363             (378)(b)           (15)
Other income, net                                                           1                                  1
Interest and debt expense                                              (1,787)                            (1,787)
                                                                                                               -
Distributions on preferred interests of consolidated
  subsidiaries                                                            (52)                               (52)
                                                                      -------           ------           -------
Loss before income taxes                                               (1,200)            (348)           (1,548)
Income taxes                                                              584              122 (c)           706
                                                                      -------           ------           -------
Loss from continuing operations                                       $  (616)          $ (226)          $  (842)
                                                                      =======           ======           =======
Basic and diluted loss per common share
  from continuing operations                                          $ (1.03)                           $ (1.41)
                                                                      =======                            =======
Basic and diluted average common
  shares outstanding                                                      597                                597
                                                                      =======                            =======

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                               EL PASO CORPORATION
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


EL PASO HISTORICAL

         These amounts represent our condensed historical consolidated balance sheet and income statement derived from our Annual Report on Form 10-K for the year ended December 31, 2003.

PRO FORMA ADJUSTMENTS

         These amounts represent the historical results and balances related to certain of our interests in GulfTerra which were accounted for as equity investments and the nine processing plants sold to Enterprise as of and for the periods presented. The pro forma adjusting entries reflect the following transactions:

     o The sale of 100 percent of our interest in the general partner of GulfTerra, which includes the elimination of a minority ownership in the general partner that arose from the interest previously sold to Enterprise in December 2003,
     o The redemption of our Series B units of GulfTerra which occurred in October 2003,
     o The elimination of all effects of our common units and Series C units of GulfTerra, with the exception of the amounts related to the units retained by us, and
     o The elimination of all non-affiliated effects of the nine processing plants sold

PRO FORMA ADJUSTING ENTRIES

(a) To reflect the pro forma effects of the sale of our GulfTerra interests and South Texas processing assets on our consolidated balance sheet. The pro forma effects include the following:

        (1) Receipt of net proceeds of $1.01 billion from the sale of our remaining 50 percent interest in the general partner of GulfTerra,
             10.9 million Series C units, 2.9 million common units, and nine processing plants in South Texas. In addition to the cash proceeds, we received a 9.9 percent interest in the general partner of the combined organization that has an estimated fair value of $65 million;
        (2)  Reduction of our net investment in GulfTerra by $418 million;
        (3) Elimination of goodwill included in our Field Services segment of $480 million as a result of the completion of the sale and $180 million of intangible assets associated with the assets sold;
        (4) Elimination of a portion of the previously deferred gains on prior transactions with GulfTerra of $82 million ($79 million of which was included in non-current liabilities);
        (5) Elimination of minority interest of $84 million related to the previous sale of an effective 50 percent interest in GulfTerra to Enterprise in December 2003;
        (6) Elimination of the carrying value as of December 31, 2003 of the nine South Texas processing plants which were classified as assets held for sale of $150 million, $3 million of inventory, and related liabilities of $13 million, ($11 million of which was part of current liabilities);
        (7) Recording a $124 million net loss associated with the sale transaction. The amount consists of a $23 million pretax gain on the sale and income taxes of $147 million related to the gain on the sale. This amount reflects the non-deductibility of goodwill eliminated in the sale transaction.


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(b)   To reflect the pro forma effects of the sale of our GulfTerra interests and South Texas processing assets on our consolidated income statement. The pro forma effects include the following:

        (1) Reduction of earnings from unconsolidated affiliates of approximately $112 million for (i) our general partner interests,
             (ii) all Series C units, (iii) all Series B units redeemed by GulfTerra during 2003, and (iv) the proportional share of income on GulfTerra common units sold.

        (2) Elimination of gains (losses) recorded in earnings from unconsolidated affiliates during 2003 on sales of our GulfTerra interests, including:

                  (i) the net gain on the sale of an effective 50% general partner interest to Enterprise in the fourth quarter of 2003 of $269 million,
                  (ii) an $8 million realized gain related to our sale in 2003 of GulfTerra common units, and
                  (iii) an $11 million realized loss on GulfTerra's redemption of our Series B units.

        (3) Adjustment for the historical results of operations for our South Texas Processing Plants, including a $166 million impairment charge recorded during 2003 on these assets

(c) To reflect income taxes related to income statement adjustments at a statutory tax rate of 35 percent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EL PASO CORPORATION



                                         By:       /s/ JEFFREY I. BEASON
                                            ------------------------------------
                                                      Jeffrey I. Beason
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)


Date:  October 7, 2004


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